UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐           Preliminary Proxy Statement
☐           Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Lincoln National Corporation
______________________________
(Exact Name of Registrant as Specified in its Charter)

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☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.1

(1)   Title of each class of securities to which transaction applies:
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(2)   Aggregate number of securities to which transaction applies:
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(3)   Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐           Fee paid previously with preliminary materials.
☐           Check box if any part of the fee is offset as provided by Exchange Act Tule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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 (2)   Form, Schedule or Registration Statement No.:
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Lincoln National Corporation

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet
• Go towww.envisionreports.com/LNC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 23, 2013

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Proxy Statement, Annual Report and other proxy materials are available at:

www.envisionreports.com/LNC

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/LNC to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 10, 2013 to facilitate timely delivery.

Shareholder Meeting Notice

Dear Lincoln National Corporation Shareholders:

The 2013 Annual Meeting of Shareholders of Lincoln National Corporation (the “Company”) will be held at The Ritz-Carlton Hotel, 10 Avenue of the Arts, Philadelphia, Pennsylvania 19102, on Thursday, May 23, 2013, at 9:00 a.m. (local time).

Proposals to be considered at the 2013 Annual Meeting include:

1.      the election four Directors for three-year terms expiring at the 2016 Annual Meeting;
2.      the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2013;
3.      the approval of an advisory resolution on the Company’s 2012 Executive Compensation as disclosed in the Proxy Statement; and
4.      to consider and act upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” each director and Items 2 and 3.

The Board of Directors has fixed the close of business on March 18, 2013 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

PLEASE NOTE -YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Shareholders of record as of the Record Date are cordially invited to attend the Annual Meeting. You will need proof of ownership of the Company’s common stock to enter the meeting. Please refer to the Company’s proxy statement for further details on attending the Annual Meeting in person. Directions to attend the Annual Meeting, where you may vote in person, can be found on our website, www.lfg.com.

Meeting Location and Time:
The Ritz-Carlton Hotel
10 Avenue of the Arts
Philadelphia, PA 19102
9:00 a.m. (local time)

The following Proxy Materials are available for you to review online:
• the Company’s 2013 Proxy Statement (including all attachments thereto);
• the Company’s Annual Report for the year ended December 31, 2012 (which is not deemed to be part of the official proxy soliciting materials);
• the form of electronic proxy card; and
• any amendments to the foregoing materials that are required to be furnished to shareholders.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g  Internet - Go to www.envisionreports.com/LNC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g  Telephone - Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g  Email - Send email to investorvote@computershare.com with “Proxy Materials Lincoln National Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 10, 2013.